UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Item 1. Report to Stockholders.

TCM SMALL CAP GROWTH FUND

ANNUAL REPORT
TCM Small Cap Growth Fund

September 30, 2006

TCM SMALL CAP GROWTH FUND

November 7, 2006

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Fund”). This is the Fund’s annual report to shareholders, and the following performance review and financial statements cover the one year ended September 30, 2006, which is the Fund’s fiscal year.

Performance Overview. The first half of the Fund’s fiscal year (the six months ended March 31, 2006) was notable for the strong performance of small cap stocks after the end of 2005 as many companies continued to benefit from strong earnings growth and expanding valuations. The second half of the fiscal year told another story as fears of rising inflation, continued rate increases by the Fed and peaking corporate profitability led to a significant market sell off beginning in early May. For the one year ended September 30, 2006, however, the Fund did very well and posted a total return of 14.89%, which compares to 5.88% for the Russell 2000 Growth Index, the Fund’s benchmark, and 3.70% for the average small cap growth fund. As of September 30, 2006, Lipper ranked the Fund in the 2nd percentile (8 of 558 funds) in the Small Cap Growth Funds Category for the one-year period based on total returns.

Performance Attribution. The Fund outperformed its benchmark by 9% for the one year ended September 30, 2006. This outperformance was attributable entirely to positive stock selection by the Fund’s adviser, Tygh Capital Management, which was slightly offset by the effect of the Fund’s sector weights for the period. Stock selection in the following sectors contributed the most to total return during the period: Industrials, Information Technology, Health Care, Materials, and Energy. Cash was a slight detractor to performance given the strong positive performance during the period. Regarding specific stocks, the top ten contributors to the Fund’s total return during the period were:

Amphenol Corporation (electronic and fiber optic connectors)
Joy Global (mining equipment)
Core Laboratories (technical services to oil & gas industry worldwide)
NovAtel (high-precision global positioning systems)
Alliance Data Systems (financial transaction and credit services)
Veritas (geophysical data and services to oil and gas companies worldwide)
McDermott International (energy services to companies worldwide)
Affiliated Managers Group (investment management services)
Illumina (genetic variation analytical tools)
Intermagnetics General (magnetic resonance imaging components)

TCM SMALL CAP GROWTH FUND

We continue to hold all of these stocks except Joy Global, Illumina and Intermagnetics. Of the stocks that disappointed us during the year, significant detractors to performance included Openwave (standards software products and services for the telecommunications industry), Atheros Communications (semiconductor system solutions for wireless communications products), Nautilus (a manufacturer of fitness equipment), and Cosi (a fast casual restaurant chain in North America). Each of these companies disappointed investors by failing to meet revenue and earnings growth expectations. We do not currently own any of these stocks.

The impact of the Fund’s sector weights on relative performance was in the aggregate slightly negative. The positive contribution from our overweight in the Industrials and Materials sectors, as well as our underweight in Health Care, was offset by our overweight in Energy and Information Technology, sectors that generally underperformed the benchmark for the period. In addition, our underweight in Financials was a small drag on relative performance as this sector started to do better this past summer. Energy has been a strong sector for the last two years and while it started the first quarter of 2006 strong, it finished weak and underperformed the benchmark. Positive stock selection in all of these sectors, however, offset the negative effect of our portfolio weights.

Market Review. Small cap stocks started 2006 with a bang with the Russell 2000 Index gaining almost 9% in January, rebounding after a rough December. Energy led the way that month, with the Oil Service Index up 31%. However, a very warm winter caused natural gas prices to plummet and the group gave up almost all those gains in February. We significantly trimmed our energy overweight in January and February due to both price appreciation and our concern over natural gas prices, and to a lesser extent the risk that oil could trade back to the $50-$60 range on a fundamental basis (we think political risk has kept oil artificially high). Other strong sectors in the first calendar quarter were Materials and Industrials, which were benefiting from strong earnings trends driven by solid growth in the U.S. and continued rapid growth in developing parts of the world, particularly Asia and India. This growth has created strong demand and pricing for many types of commodities such as copper, coal, aluminum, steel, and oil. In addition, capital spending for increasing capacity and the infrastructure needed to support higher production levels is driving basic industrial demand for machinery, rail and aviation components and mining equipment on a worldwide basis.

The pressures building from three years of strengthening economic conditions around the world, however, finally caught up with the market in the second quarter of 2006. The continued increase in inflationary forces, together with strong Federal Reserve rhetoric on the issue, raised the risk that interest rate increases would

TCM SMALL CAP GROWTH FUND

continue for longer than previously expected. This prospect also stoked concerns that the currently strong economy and profit environment had peaked and could only get worse over the next six months. Stocks and sectors that had been performing the strongest in the first quarter did an abrupt about face and sold off hard during the second quarter. After significantly outperforming all asset classes in the first quarter, small cap stocks were hit the hardest in the market reversal.

Materials and Industrials were at the forefront of that reversal. Technology, Healthcare, and Consumer Discretionary were also very weak. Although we took our lumps in those sectors, our stock selection was very good and allowed us to outperform on a relative basis. We took some profits and slightly reduced our weightings in the Materials and Industrial sectors in recognition of the changing climate.

The most recent quarter ended September 30, 2006 was defined by inconsistent performance across both asset classes and investment styles. At the start of the quarter, the market was mainly on the defensive and looking for reasons to take stocks down, with large cap and value stocks carrying the day and small cap and growth stocks underperforming. August saw a reversal of this trend as relative leaders became relative laggards. As oil and gasoline prices fell sharply in September, money rotated out of energy stocks and into consumer cyclicals, with the expectation that consumers would spend the gasoline “tax cut”.

Although we have added selectively to consumer cyclicals during the third quarter, we did not find either valuation or growth prospects particularly compelling overall, and were therefore still underweight that sector at the end of the period. We believe that energy is going through a mid-cycle correction that should stabilize as we move out of the fall “shoulder” period for demand and into the winter. At September 30, 2006, we were near a market weight in energy, with most of our exposure in service companies active in international areas, deep water offshore drilling, and oil. We have very little exposure to North American natural gas drilling, which is facing near term pressure due to low prices and new capacity coming on stream. Another warm winter would exacerbate this pressure, whereas a cold weather would likely rebalance supply and demand.

TCM SMALL CAP GROWTH FUND

Performance Information - Average Annual Total Returns for the periods through September 30, 2006

		Since Inception
	One Year	(10/1/2004)
TCM Small Cap Growth Fund	14.89%	22.42%
Russell 2000 Growth Index	5.88%	11.76%
Lipper Small Cap Growth Average	3.70%	10.84%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. This data does not reflect a 1% redemption fee on shares held less than two months and, if reflected, performance would be lower. Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

This report reflects our views, opinions and portfolio holdings as of September 30, 2006, the end of the reporting period. These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Mutual fund investing involves risk; principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. Past performance is not a guarantee of future results.

Performance reflects fee waivers. In the absence of such waivers, total return would be reduced and ranking may have been lower.

Quasar Distributors, LLC, Distributor (11/06)

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2006

Basic Fund Facts

Ticker Symbol	TCMSX
Inception Date	10/1/2004
Total Assets	$384 million
Total Operating Expenses	0.95%

Top Ten Holdings (% of net assets)

Amphenol Corp. - Class A	2.54%	Washington Group
Tessera Technologies, Inc.	2.53%	International, Inc.	2.06%
McDermott International, Inc.	2.41%	UTI Worldwide, Inc.	2.05%
Affiliated Managers		Ladish Co., Inc.	1.64%
Group Corp.	2.32%	Veritas DGC, Inc.	1.60%
DaVita, Inc.	2.19%	Core Laboratories N.V.	1.58%

SECTOR ALLOCATION at September 30, 2006 (Unaudited)

* Cash equivalents and other assets less liabilities.

Sector allocations and fund holdings are subject to change at any time and are not a recommendation to buy or sell any security.

The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. One cannot invest directly in an index.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/06 - 9/30/06).

Actual Expenses
The first line of the table on the following page provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than two months after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/01/06	9/30/06	4/01/06 - 9/30/06*
Actual	$1,000	$ 949	$4.64
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.81

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000 GROWTH INDEX

Average Annual Total Return
Period Ended September 30, 2006
1 Year	$14.89%
Since Inception (10/1/2004)	$22.42%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

As of September 30, 2006, the Russell 2000 Growth Index returned 5.88% and 11.76% for the 1-year and since inception periods, respectively.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held less than two months. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.

The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2006

Shares		Value
COMMON STOCKS - 95.4%
Aerospace & Defense - 5.4%
184,354	BE Aerospace, Inc.*	$3,888,026
103,442	Heico Corp.	3,548,061
217,467	Ladish Co., Inc.*	6,280,447
199,806	LMI Aerospace, Inc.*	3,696,411
104,434	SI International, Inc.*	3,339,799
		20,752,744
Air Freight & Logistics - 3.6%
140,025	EGL, Inc.*	5,102,511
39,752	HUB Group, Inc.*	905,550
281,447	UTI Worldwide,
	Inc.	7,872,073
		13,880,134
Auto Components - 0.9%
92,098	Keystone Automotive
	Industries, Inc.*	3,501,566
Capital Markets - 2.3%
88,828	Affiliated Managers
	Group, Inc.*	8,892,571
Chemicals - 1.8%
134,436	Airgas, Inc.	4,862,550
46,529	OM Group, Inc.*	2,044,484
		6,907,034
Commercial Services & Supplies - 2.0%
99,703	Kenexa Corp.*	2,514,510
151,391	Korn/Ferry International*	3,170,127
3,386	Resources
	Connection, Inc.*	90,711
50,027	Waste Connections, Inc.*	1,896,524
		7,671,872
Communications Equipment - 2.0%
140,278	Ciena Corp.*	3,822,579
162,246	SiRF Technology
	Holdings, Inc.*	3,892,282
		7,714,861
Computers & Peripherals - 0.5%
66,073	Stratasys, Inc.*	1,744,988
Construction & Engineering - 6.0%
117,976	Chicago Bridge &
	Iron Co. NV	2,838,502
76,875	Desarrolladora Homex
	SA de CV - ADR*	2,902,800
221,200	McDermott International,
	Inc.*	9,246,160
134,510	Washington Group
	International, Inc.	7,917,259
		22,904,721
Diversified Telecommunication Services - 1.0%
139,747	Neustar, Inc.*	3,877,979
Electrical Equipment - 0.4%
44,436	Energy Conversion
	Devices, Inc.*	1,645,909
Electronic Equipment & Instruments - 5.7%
157,483	Amphenol Corp. -
	Class A	9,752,922
115,597	Benchmark
	Electronics, Inc.*	3,107,247
117,804	Electro Scientific
	Industries, Inc.*	2,426,763
38,601	Itron, Inc.*	2,153,936
97,986	NovAtel, Inc.*	4,499,517
		21,940,385
Energy Equipment & Services - 8.9%
41,763	Atwood Oceanics, Inc.*	1,878,082
95,059	Core Laboratories
	NV*	6,064,764
180,669	Hornbeck Offshore
	Services, Inc.*	6,052,411
43,150	Hydril Co.*	2,418,989
206,828	Input/Output, Inc.*	2,053,802
19,550	NS Group, Inc.*	1,261,953
76,240	Pioneer Drilling Co.*	978,922
60,009	Superior Energy Services*	1,575,836
231,502	Tetra Technologies, Inc.*	5,593,088
93,079	Veritas DGC, Inc.*	6,126,460
		34,004,307

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2006 (Continued)

Shares		Value
Health Care Equipment & Supplies - 7.2%
92,792	Abaxis, Inc.*	$2,170,405
317,947	American Medical
	Systems Holdings, Inc.*	5,859,763
85,808	Arrow International, Inc.	2,729,552
94,365	Arthrocare Corp.*	4,421,944
113,953	Hologic, Inc.*	4,959,235
76,401	Mentor Corp.	3,849,846
24,263	SonoSite, Inc.*	689,069
124,030	Wright Medical
	Group, Inc.*	3,007,728
		27,687,542
Health Care Providers & Services - 9.2%
90,284	The Advisory Board Co.*	4,561,148
219,624	Allscripts Healthcare
	Solutions, Inc.*	4,930,559
61,983	Centene Corp.*	1,019,000
145,027	DaVita, Inc.*	8,392,712
80,915	Healthways, Inc.*	3,608,809
37,747	Henry Schein, Inc.*	1,892,635
56,832	LCA-Vision, Inc.	2,347,730
99,062	Psychiatric Solutions, Inc.*	3,377,024
342,629	Trizetto Group*	5,187,403
6,527	United Surgical Partners
	International, Inc.*	162,065
		35,479,085
Hotels Restaurants & Leisure - 1.4%
143,087	Orient-Express Hotels
	Ltd. - Class A	5,348,592
Household Durables - 0.8%
223,978	Interface, Inc.*	2,884,837
Household Products - 0.7%
61,563	Central Garden
	and Pet Co.*	2,971,030
Industrial Conglomerates - 0.6%
57,073	Walter Industries, Inc.	2,435,876
Insurance - 2.8%
89,052	21st Century
	Insurance Group	1,331,327
118,453	Delphi Financial Group,
	Inc. - Class A	4,723,906
94,099	ProAssurance Corp.*	4,637,199
		10,692,432
Internet Software & Services - 1.2%
152,811	aQuantive, Inc.*	3,609,396
38,427	Digital Insight Corp.*	1,126,679
		4,736,075
IT Services - 3.7%
68,038	Alliance Data
	Systems Corp.*	3,755,017
78,197	Euronet Worldwide, Inc.*	1,919,736
244,833	MPS Group, Inc.*	3,699,427
373,926	Tyler Technologies, Inc.*	4,834,863
		14,209,043
Life Science Tools & Services - 0.6%
43,275	Techne Corp.*	2,200,967
Machinery - 3.3%
69,789	ESCO Technologies, Inc.*	3,213,085
42,617	Kennametal, Inc.	2,414,253
226,552	Mueller Water Products,
	Inc. - Class A*	3,309,925
136,146	Wabtec Corp.	3,693,641
		12,630,904
Management Consulting Services - 1.3%
123,364	Huron Consulting
	Group, Inc.*	4,835,869
Marine - 1.0%
64,829	American Commercial
	Lines, Inc.*	3,854,084
Metals & Mining - 4.6%
87,948	Aleris International Inc.*	4,444,892
57,345	Century Aluminum Co.*	1,929,659
185,741	Metal Management, Inc.	5,171,030
121,976	Oregon Steel Mills, Inc.*	5,960,967
		17,506,548
Real Estate Management & Development - 0.9%
100,233	Trammell Crow Co.*	3,659,507
Semiconductor & Semiconductor Equipment - 6.0%
123,265	FEI Co.*	2,602,124

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2006 (Continued)

Shares		Value
Semiconductor & Semiconductor
Equipment - 6.0% (Continued)
611,032	Lattice Semiconductor
	Corp.*	$4,167,238
279,045	Tessera Technologies, Inc.*	9,705,185
135,704	Varian Semiconductor
	Equipment Associates,
	Inc.*	4,980,337
183,795	Virage Logic Corp.*	1,674,373
		23,129,257
Software - 6.2%
7,721	Ansoft Corp.*	192,330
59,230	Ansys, Inc.*	2,616,781
391,309	Mentor Graphics Corp.*	5,509,631
91,620	MICROS Systems, Inc.*	4,482,050
112,547	Quality Systems, Inc.	4,365,698
267,234	Radiant Systems, Inc.*	3,228,187
98,218	Transaction Systems
	Architects, Inc.*	3,370,842
		23,765,519
Specialty Retail - 1.6%
104,091	Bebe Stores, Inc.	2,579,375
13,404	The Childrens Place
	Retail Stores, Inc.*	858,258
71,869	Tween Brands, Inc.*	2,702,275
		6,139,908
Surgical & Medical Instruments - 0.3%
30,688	Foxhollow
	Technologies, Inc.*	1,049,223
Trading Companies & Distributors - 0.7%
142,030	Houston Wire &
	Cable Co.*	2,670,164
Wireless Telecommunication Services - 0.8%
66,600	Leap Wireless
	International, Inc.*	3,229,434
TOTAL COMMON STOCKS
(Cost $315,621,582)		366,554,967
SHORT-TERM INVESTMENTS - 3.8%
6,520,048	SEI Daily Income Trust
	Government Fund	6,520,048
7,936,706	SEI Daily Income
	Treasury Fund	7,936,706
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,456,754)		14,456,754
TOTAL INVESTMENTS
IN SECURITIES - 99.2%
(Cost $330,078,336)		381,011,721
Other Assets in Excess
of Liabilities - 0.8%		3,032,845
TOTAL NET ASSETS - 100.00%		$384,044,566

*  Non-income producing security.
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2006

ASSETS
Investments in securities, at value
(cost $330,078,336)	$381,011,721
Cash	2,670
Receivables:
Investment securities sold	7,902,025
Fund shares sold	3,157,039
Dividends and interest	90,072
Prepaid expenses	7,269
Total assets	392,170,796

LIABILITIES
Payables:
Investment securities purchased	7,206,246
Fund shares redeemed	612,709
Investment advisory fees	245,335
Fund accounting fees	12,913
Transfer agent fees	6,351
Administration fees	15,232
Custody fees	9,143
Chief compliance officer fees	833
Other accrued expenses	17,468
Total liabilities	8,126,230
NET ASSETS	$384,044,566
Net asset value, offering and redemption price per share
($384,044,566/12,914,843 shares outstanding; unlimited
number of shares authorized without par value)	$29.74

COMPONENTS OF NET ASSETS
Paid-in capital	$325,138,611
Accumulated net realized gain on investments	7,972,570
Net unrealized appreciation on investments	50,933,385
Net assets	$384,044,566

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2006

INVESTMENT INCOME
Dividends (net of $4,257 foreign withholding tax)	$664,085
Interest	485,690
Total investment income	1,149,775

EXPENSES (Note 3)
Investment advisory fees	2,379,716
Administration fees	140,201
Custody fees	60,212
Fund accounting fees	59,003
Registration fees	40,466
Transfer agent fees	31,271
Audit fees	17,758
Trustee fees	15,205
Miscellaneous	13,524
Legal fees$12,304
Reports to shareholders	10,983
Insurance expense	9,325
Chief compliance officer fees	5,000
Total expenses	2,794,968
Plus: prior year fees waived subject to recoupment	1,554
Net Expenses	2,796,522
Net investment loss	(1,646,747)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	8,600,340
Change in net unrealized appreciation on investments	20,775,342
Net realized and unrealized gain on investments	29,375,682
Net increase in net assets
resulting from operations	$27,728,935

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2006	September 30, 2005*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,646,747)	$(716,886)
Net realized gain on investments	8,600,340	1,638,309
Change in net unrealized
appreciation on investments	20,775,342	30,158,043
Net increase in net assets
resulting from operations	27,728,935	31,079,466
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(1,549,193)	—
Total distributions to shareholders	(1,549,193)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	180,062,487	146,722,871
Total increase in net assets	206,242,229	177,802,337
NET ASSETS
Beginning of year	177,802,337	—
End of year	$384,044,566	$177,802,337

(a) Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2006		September 30, 2005*
	Shares	Value	Shares	Value
Shares sold	8,816,186	$259,276,770	8,060,901	$174,817,668
Shares issued in reinvestment
of distributions	56,527	1,535,291	—	—
Shares redeemed (b)	(2,773,733)	(80,749,574)	(1,245,038)	(28,094,797)
Net increase	6,098,980	$180,062,487	6,815,863	$146,722,871

(b) Net of redemption fees of $14,074 and $0, respectively.

* Fund commenced operations on October 1, 2004.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2006	2005*
Net asset value, beginning of year	$26.09	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.13)	(0.11)
Net realized and unrealized gain on investments	4.00	6.20
Total from investment operations	3.87	6.09

LESS DISTRIBUTIONS:
From net realized gain	(0.22)	—
Total distributions	(0.22)	—
Net asset value, end of year	$29.74	$26.09
Total return	14.89%	30.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$384.0	$177.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.95%	0.98%
After fees waived and expenses absorbed	0.95%	0.95%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.55)%	(0.63)%
After fees waived and expenses absorbed	(0.55)%	(0.60)%

Portfolio turnover rate	109.44%	138.45%

* Fund commenced operations on October 1, 2004.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - September 30, 2006

NOTE 1 — ORGANIZATION
The TCM Small Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund commenced operations on October 1, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price. Securities for which quotations are not readily available are fair valued as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2006, the Fund held no fair valued securities.

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - September 30, 2006 (Continued)

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a high cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - September 30, 2006 (Continued)

closed for trading. The offering and redemption price is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than two months. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net assets per value per share. For the year ended September 30, 2006, the Fund decreased accumulated net investment loss by $1,646,747 and decreased paid-in-capital by $1,646,747 due certain permanent book and tax differences. Net assets were not affected by the change.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - September 30, 2006 (Continued)

measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 — COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Tygh Capital Management, Inc., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. For the year ended September 30, 2006, the Fund incurred $2,379,716 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

At September 30, 2006, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $32,598. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

September 30, 2008
TCM Small Cap Growth Fund	$32,598

For the year ended September 30, 2006, fees of $1,554 waived by the Advisor in 2005 were recouped.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - September 30, 2006 (Continued)

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Under $150 million	$55,000
$150 to $300 million	0.06% of average daily net assets
$300 to $650 million	0.05% of average daily net assets
Over $650 million	0.04% of average daily net assets

For the year ended September 30, 2006, the Fund incurred $140,201 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended September 30, 2006, the Fund was allocated $5,000 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 — PURCHASES AND SALES OF SECURITIES
For the year ended September 30, 2006, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $480,858,277 and $315,231,845, respectively.

There were no purchases or sales of long-term U.S. Government securities for the period ended September 30, 2006.

NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2006 and 2005, respectively, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$1,548,387	$—
Long-term capital gain	806	—
	$1,549,193	$—

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - September 30, 2006 (Continued)

As of September 30, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$332,283,180
Gross unrealized appreciation	57,587,612
Gross unrealized depreciation	(8,859,071)
Net unrealized appreciation	$48,728,541
Undistributed ordinary income	$—
Undistributed long-term capital gain	10,177,414
Total distributable earnings	$10,177,414
Total accumulated gains	$58,905,955

(a)
At September 30, 2006, the difference between the basis of investments for federal income purposes from their cost for financial reporting purposes was primarily due to wash sales deferred for federal income tax purposes.

NOTE 6 — CREDIT FACILITY
U.S. Bank, N.A. (the “Bank”) has made available to the Fund a credit facility for the purpose of purchasing portfolio securities. During the year ended September 30, 2006 the Fund did not draw on the line of credit and there were no loan payable balances for the Fund at September 30, 2006.

TCM SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Small Cap Growth Fund and
The Board of Trustees of Professionally Management Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TCM Small Cap Growth Fund, a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2006 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCM Small Cap Growth Fund as of September 30, 2006, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 2, 2006

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 27-28, 2006, the Board (which is comprised entirely of persons who are considered to be Independent Trustees under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Tygh Capital Management, Inc. (the “Advisor”) for another annual term. At a prior meeting held on June 19 and 20, 2006, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Fund’s performance was significantly above the median of its peer group and was ranked in the first quartile for all relevant time periods. The Board concluded that the Advisor’s performance was highly satisfactory under current market conditions.

The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 0.95%. The Board noted that the Fund’s advisory expense, operating expenses and total expense ratio was at or below its peer group median and that the expense structure was in line with the fees charged by the Advisor to its other investment management clients and was not excessive. The Board also considered that the Fund was marketed more towards institutional investors with its $100,000 minimum initial investment. In addition, the Board noted that a factor in the expense ratio was the recoupment by the Advisor of amounts that the Advisor had previously paid (either in the form of fee waivers or fund subsidies), and that - given the continuity in the shareholder base - such recoupment was fair and did not unfairly increase the Fund’s total expenses.

The Board also noted that the Fund’s expenses appeared to be within the range of the Advisor’s other accounts at certain asset levels. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars”. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex*	Other
Name, Address	with	Length of	During Past	Overseen	Directorships
and Age	the Trust	Time Served	Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon Industries,	1	Allegiant Funds.
(born 1943)	and	Term	Inc. (administrative,
2020 E. Financial Way	Trustee	since	management and business
Suite 100		May 1991.	consulting); formerly Chief
Glendora, CA 91741			Operating Officer, Integrated
Asset Management
(investment advisor and
manager) and formerly
President, Value Line, Inc.
(investment advisory and
financial publishing firm).
Wallace L. Cook	Trustee	Indefinite	Financial Consultant;	1	None.
(born 1939)		Term	formerly Senior Vice
2020 E. Financial Way		since	President, Rockefeller Trust
Suite 100		May 1991.	Co.; Financial Counselor,
Glendora, CA 91741			Rockefeller & Co.
Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	1	None.
(born 1938)		Term	LLC, (Vacation Services).
2020 E. Financial Way		since	Formerly President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex*	Other
Name, Address	with	Length of	During Past	Overseen	Directorships
and Age	the Trust	Time Served	Five Years	by Trustees	Held
Steven J. Paggioli	Trustee	Indefinite	Consultant since July	1	Trustee, Managers
(born 1950)		Term	2001; formerly, Executive		Funds; Trustee,
2020 E. Financial Way		since	Vice President, Investment		Managers AMG
Suite 100		May 1991.	Company Administration,		Funds; Director,
Glendora, CA 91741			LLC (“ICA”) (mutual fund		Guardian Mutual
			administrator).		Funds.
Rowley W.P. Redington	Trustee	Indefinite	President; Intertech	1	None.
(born 1944)		Term	Computer Services Corp.
2020 E. Financial Way		since	(computer services and
Suite 100		May 1991.	consulting).
Glendora, CA 91741
Officers of the Trust
Robert M. Slotky	President	Indefinite	Vice President, U.S.	1	Not
(born 1947)		Term since	Bancorp Fund Services,		Applicable.
2020 E. Financial Way		August 2002.	LLC since July 2001;
Suite 100	Chief	Indefinite	formerly, Senior Vice
Glendora, CA 91741	Compliance	Term since	President, ICA (May 1997-
	Officer	September	July 2001).
2004.
	Anti-Money	Indefinite
	Laundering	Term since
	Officer	December 2005.
Eric W. Falkeis	Treasurer	Indefinite	Chief Financial Officer,	1	Not
(born 1973)		Term since	U.S. Bancorp Fund Services,		Applicable.
615 East Michigan St.		August 2002.	LLC, since April 2006;
Milwaukee, WI 53202			Vice President, U.S.
Bancorp Fund Services, LLC,
since 1997; formerly Chief
Financial Officer, Quasar
Distributors, LLC (2000-2003).
Angela L. Pingel	Secretary	Indefinite	Counsel, U.S. Bancorp	1	Not
(born 1971)		Term since	Fund Services LLC since		Applicable.
615 East Michigan St.		December	2004; formerly Associate,
Milwaukee, WI 53202		2005.	Krukowski & Costello, S.C.,
(2002-2004); formerly Vice
President - Investment
Operations, Heartland
Advisors, Inc. (1994-2002).

All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act.

*
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes.

TCM SMALL CAP GROWTH FUND

FEDERAL TAX INFORMATION (Unaudited)

The TCM Small Cap Growth Fund designates 19% of the ordinary distributions paid during the year ended September 30, 2006 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2006, 19% of the ordinary distributions paid by the TCM Small Cap Growth Fund, qualify for the dividend received deduction available to corporate shareholders.

Additional information for foreign shareholders only:
For the year ended September 30, 2006, 4% of the ordinary distributions paid by the TCM Small Cap Growth Fund qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c). For the year ended September 30, 2006, 100% of the ordinary distributions paid by the TCM Small Cap Growth Fund are designated as short-term capital gain distributions under the Internal Revenue Code Section 871(k)(2)(c).

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Fund’s website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SWFifth Avenue, Suite 2100
Portland, Oregon 97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105-3441

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TCM Small Cap Growth Fund
Symbol - TCMSX
CUSIP - 742935455

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2006	FYE 9/30/2005
Audit Fees	$16,000	$14,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2006	FYE 9/30/2005
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 4, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 4, 2006

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  December 6, 2006

* Print the name and title of each signing officer under his or her signature.